EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Webster Financial Corporation:


We consent to the use of our reports incorporated herein by reference and to the
reference   to  our   firm   under   the   heading   "Experts"   in  the   proxy
statement/prospectus.


                                                       /s/ KPMG LLP

Hartford, Connecticut
February 25, 1999